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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  ----------------------------------
                               Form 8-K
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                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): February 9, 2004

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code
                            (480) 585-8888

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Item 5.   Other Events

     See press release attached hereto as Exhibit 99.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        By: /s/ ROGER SANDEEN
                           -------------------------------------------
                           Roger Sandeen
                           Vice President and Chief Accounting Officer
                           (Principal Accounting Officer)

Date: February 12, 2004

                       INDEX TO EXHIBITS


Exhibit
Number        Description
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  99          Press Release, dated as of February 9, 2004